Exhibit 99.1

Surgalign Holdings, Inc. Announces $50 Million Registered Direct Offering Priced At-The-Market under Nasdaq Rules

Deerfield, Ill., June 10, 2021 – Surgalign Holdings, Inc. (“Surgalign”) (NASDAQ: SRGA), a global medical technology company focused on elevating the standard of care through the evolution of digital surgery, today announced that it has entered into a definitive securities purchase agreement with several institutional investors for the issuance and sale of an aggregate of 28,985,508 shares of its common stock and warrants to purchase up to an aggregate of 28,985,508 shares of its common stock at a purchase price of $1.725 per share of common stock and related warrant in a registered direct offering priced at-the-market under Nasdaq rules. The warrants have an exercise price of $1.725 per share, will be immediately exercisable, and will expire three (3) years from the issuance date. The registered direct offering is expected to close on or about June 14, 2021, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The gross proceeds from the offering are expected to be approximately $50 million before deducting placement agent fees and other offering expenses. Surgalign currently intends to use the net proceeds from the offering for working capital and general corporate purposes, including preparation for approval, utilization and ongoing development of its digital surgical guidance system.

The securities described above are being offered pursuant to Surgalign’s shelf registration statement on Form S-3 (File No. 333-231719) filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2019 and declared effective on June 14, 2019. Such securities may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and the accompanying prospectus relating to the securities being offered in the registered direct offering will be filed with the SEC. Electronic copies of the final prospectus supplement and the accompanying prospectus may be obtained, when available, on the SEC’s website at http://www.sec.gov or by contacting H.C. Wainwright & Co., LLC, 430 Park Avenue, 3rd Floor, New York, NY 10022, by e-mail: placements@hcwco.com or by telephone: (212) 856-5711.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of any of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About Surgalign Holdings, Inc.

Surgalign Holdings, Inc. is a global medical technology company committed to the promise of digital surgery and is building out its digital surgery platform to drive transformation across the surgical landscape. Uniquely aligned and resourced to advance the standard of care, Surgalign is building technologies surgeons will look to for what is truly possible for their patients. Surgalign is focused on bringing surgeons solutions that predictably deliver superior clinical and economic outcomes. Surgalign markets products throughout the United States and in more than 50 countries worldwide through an expanding network of top independent distributors. Surgalign, a member of AdvaMed, is headquartered in Deerfield, IL, with commercial, innovation and design centers in San Diego, CA, Marquette, MI, and Wurmlingen, Germany.

Forward Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact contained in this press release are forward-looking statements including, without limitation, all statements related to the completion of the registered direct offering, the satisfaction of customary closing conditions related to the offering and the intended use of net proceeds from the offering. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within Surgalign’s industry, and numerous other factors and risks identified in Surgalign’s most recent Form 10-K and other filings with the SEC. Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Important factors that could cause actual results to differ materially from the anticipated results reflected in these forward-looking statements include risks and uncertainties relating to the following: (i) the risk of existing or potential litigation or regulatory action arising from the previously announced SEC and internal investigations and their findings; (ii) the identification of control deficiencies, including material weaknesses in internal control over financial reporting and the impact of the same; (iii) potential reputational damage that Surgalign has or may suffer as a result of the findings of the SEC and internal investigations and related litigation; (iv) general worldwide economic conditions and related uncertainties; (v) the continued impact of the COVID-19 novel coronavirus pandemic and Surgalign’s attempts at mitigation;

(vi) the failure by Surgalign to identify, develop and successfully implement immediate action plans and longer-term strategic initiatives; (vii) the reliability of our supply chain; (viii) our ability to meet obligations, including purchase minimums, under our vendor and other agreements; (ix) the duration of decreased demand for our products; (x) whether or when the demand for procedures involving our products will increase; (xi) Surgalign’s access to adequate operating cash flow, trade credit, borrowed funds and equity capital to fund its operations and pay its obligations as they become due, and the terms on which external financing may be available, including the impact of adverse trends or disruption in the global credit and equity markets; (xii) our financial position and results, total revenue, product revenue, gross margin, and operations; (xiii) failure to realize, or unexpected costs in seeking to realize, the expected benefits of the recent Holo Surgical, Inc. (“Holosurgical”) acquisition, including the failure of Holosurgical’s products and services to be satisfactorily developed or achieve applicable regulatory approvals or as a result of the failure to commercialize and distribute its products; (xiv) the failure to effectively integrate Holosurgical’s operations with those of Surgalign; (xv) the failure to retain key personnel of Holosurgical; (xvi) the number of shares and amount of cash that will be required in connection with any post-closing milestone payments, including as a result of changes in the trading price of Surgalign’s common stock and their effect on the amount of cash needed by Surgalign to fund any post-closing milestone payments in connection with the acquisition; (xvii) the effect of the transaction on relationships with customers, suppliers and other third parties; (xviii) the diversion of management time and attention on the transaction and subsequent integration; (xix) the effect of the recent resignation of our auditor and our ability to engage and onboard our new auditor; (xx) the effect and timing of changes in laws or in governmental regulations; (xxi) market and other conditions, and (xxii) other risks described in our public filings with the SEC. These factors should be considered carefully, and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this communication speaks only as of the date of the particular statement. Copies of Surgalign’s SEC filings may be obtained by contacting Surgalign or the SEC or by visiting Surgalign’s website at www.surgalign.com or the SEC’s website at www.sec.gov. We undertake no obligation to update these forward-looking statements except as may be required by law.

Jonathon Singer

Investor and Media Contact

jsinger@surgalign.com

+1 877-343-6832